SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 1996


                          Glasgal Communications, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-20688          94-2914253
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     (State or other jurisdiction   (Commission       (IRS Employer
          of incorporation)         File Number)   Identification No.)


                 151 Veterans Drive, Northvale, New Jersey 07647
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (201) 768-8082


                                      N/A
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         (Former name or former address, if changed since last report.)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On October 31, 1996 the Registrant entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Datatec Industries Inc. ("Datatec") and certain shareholders of Datatec. A copy of the Stock Purchase Agreement is attached hereto as an exhibit and incorporated herein by reference. In connection with the Stock Purchase Agreement, the Registrant, on October 31, 1996, consummated the acquisition of approximately 98.5% of the outstanding stock of Datatec and former shareholders holding 98.5% of the capital stock of Datatec received an aggregate of 4,000,000 shares of the Registrant's common stock, $.001 par value per share.

         In addition, pursuant to the terms of the Stock Purchase Agreement, the Registrant increased the number of directors that shall constitute the entire Board of Directors to eight. Christopher Carey, a former shareholder of Datatec and Datatec's President and Chief Executive Officer, has been elected as a director of the Registrant and is currently one of the Registrant's largest stockholders with a beneficial ownership of approximately 18.1% of the Registrant's voting securities.

         Reference is made to a news release which is attached hereto as an exhibit for additional information concerning the terms of the Stock Purchase Agreement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a) Financial Statements of Business Acquired: It is impracticable to provide the required financial statements at the time this Report is filed. The required financial statements will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (b) Pro Forma Financial Information: It is impracticable to provide the required pro form financial information at the time this Report is filed. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (c)  Exhibits:

                  (2) Stock Purchase Agreement dated as of October 31, 1996 by and among Glasgal Communications, Inc., Datatec Industries Inc. and Those Stockholders Listed on
                           Schedule 1.1 Thereto. (The Registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to such agreement to the Commission upon request).

                  (20) News Release of Glasgal Communications, Inc. dated October 31, 1996.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GLASGAL COMMUNICATIONS, INC.


                                       By: /S/ JAMES CACI
                                       ----------------------------
                                           James Caci
                                           Chief Financial Officer


DATE:  November 8, 1996


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
EXHIBIT INDEX



                      (2) Stock Purchase Agreement dated as of October 31, 1996 by and among Glasgal Communications, Inc., Datatec Industries Inc. and Those Stockholders Listed on Schedule 1.1 Thereto.

                      (20) News Release of Glasgal Communications, Inc. dated November [1], 1996.


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